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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 24 1999


                             WESTPOINT STEVENS INC.
           (Exact Name of Registrants as Specified in their Charters)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-21496                                        36-3498354
(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


                           507 WEST TENTH STREET 31833
                               WEST POINT, GEORGIA
               (Address of Principal Executive Offices) (Zip Code)


                                 (706) 645-4000
              (Registrants' Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\853725\01\$@QL01!.DOC\80765.0004
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Item 5.  Other Events.

         On November 24, 1999, WestPoint Stevens released a press release announcing that it has engaged Merrill Lynch & Co. to assist its Board of Directors in the exploration of strategic and financial alternatives for the purpose of enhancing stockholder value. WestPoint Stevens also announced that, in light of the decision of its Board to begin the exploration of strategic and financial alternatives, it has withdrawn and terminated its currently pending tender offer. A copy of the Press Release is attached hereto as Exhibit 99.1.



Item 7.  Exhibits

         Exhibit

         99.1     Press Release dated November 24, 1999





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WESTPOINT STEVENS INC.
                                       (Registrant)

                                       By: /s/ Christopher N. Zodrow
                                           ------------------------------------
Date: November 29, 1999                    Christopher N. Zodrow
                                           Vice President and Secretary



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                                  EXHIBIT INDEX


        Exhibit No.                           Exhibit
        -----------                           -------

           99.1                Press Release dated November 24, 1999